THE KENT FUNDS

                         Supplement dated April 12, 1999
                       to the Prospectus dated May 1, 1998
           (as supplemented on January 5, 1999 and September 24, 1998)

Kent Limited Term Tax-Free Fund
Pursuant to a Plan of Reorganization approved by the Board of Trustees and the Shareholders of the Limited Term Tax-Free Fund, effective March 30, 1999, the assets and liabilities of the Limited Term Tax-Free Fund were transferred to the Intermediate Tax-Free Fund. As a result, the Limited Term Tax-Free Fund is no longer being offered.


Portfolio Management
The section entitled "STRUCTURE AND MANAGEMENT OF THE FUNDS - Who Manages and Services the Funds?" is revised to add the following to the end of the second paragraph under the heading "INVESTMENT ADVISER" on page 53:

     Kerby Wallick has been co-portfolio manager for the Growth and Income Fund since January 1999. Mr. Wallick has over ten years of investment experience. Prior to joining IMG, Mr. Wallick was a Trust Portfolio Officer at Old Kent since February, 1996. Prior to joining Old Kent, Mr. Wallick was Portfolio Manager at First Merit Corporation.










                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE



                                                                 KKF-2391 (4/99)